UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

Workday, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35680	20-2480422
(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

(925) 951-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this report under the headings “2018 Indenture,” “2020 Indenture,” “Convertible Note Hedge Transactions (in connection with the 2018 Notes),” “Warrant Transactions (in connection with the 2018 Notes),” “Convertible Note Hedge Transactions (in connection with the 2020 Notes),” “Warrant Transactions (in connection with the 2020 Notes)” is incorporated by reference into this Item 1.01.

The net proceeds from the offering of the Notes (as defined below) were approximately $516.0 million after deducting the initial purchasers’ discount and estimated offering expenses payable by Workday. Workday used approximately $44.9 million of the net proceeds to pay the cost of the convertible note hedge transactions described below (after such cost was partially offset by the proceeds to Workday of the warrant transactions described below). Workday intends to use the remaining net proceeds for general corporate purposes and potential acquisitions and strategic transactions.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The terms and conditions of the 2018 Notes, 2020 Notes, 2018 Indenture and 2020 Indenture described in Item 8.01 of this report are incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this report under the headings “Purchase Agreement,” “Warrant Transactions (in connection with the 2018 Notes)” and “Warrant Transactions (in connection with the 2020 Notes)” is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

Purchase Agreement

On June 11, 2013, Workday, Inc. (“Workday”) entered into a Purchase Agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, Goldman, Sachs & Co. and Barclays Capital Inc. , as representatives (the “Representatives”) of the purchasers named therein (collectively, the “Initial Purchasers”), relating to Workday’s sale of $310 million aggregate principal amount of its 0.75% Convertible Senior Notes due 2018 (the “2018 Notes”) and $220 million aggregate principal amount of its 1.50% Convertible Senior Notes due 2020 (the “2020 Notes” and collectively with the 2018 Notes, the “Notes”) to the Initial Purchasers in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and for initial resale by the Initial Purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Workday relied on these exemptions from registration based in part on representations made by the Initial Purchasers. In addition, Workday granted the Representatives an option to purchase up to an additional $40 million aggregate principal amount of 2018 Notes and up to an additional $30 million aggregate principal amount of 2020 Notes. The Purchase Agreement includes customary representations, warranties and covenants by Workday. Under the terms of the Purchase Agreement, Workday has agreed to indemnify the Initial Purchasers against certain liabilities under the Securities Act. The Notes and the shares of Workday’s Class A common stock (“Class A Common Stock”) issuable upon conversion of the Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

2018 Indenture

The 2018 Notes were issued pursuant to an Indenture, dated as of June 17, 2013 (the “2018 Indenture”), between Workday and Wells Fargo Bank, National Association, as trustee. The 2018 Notes are unsecured, unsubordinated obligations of Workday, and interest is payable semiannually in cash at a rate of 0.75% per annum on each January 15 and July 15, beginning on January 15, 2014. The 2018 Notes mature on July 15, 2018 unless repurchased or converted in accordance with their terms prior to such date. Workday may not redeem the 2018 Notes prior to their maturity.

The Indenture includes customary terms and covenants, including certain events of default after which the 2018 Notes may be due and payable immediately. The following events are considered “events of default,” which may result in acceleration of the maturity of the 2018 Notes:

(1)	default by Workday in any payment of interest on any of the 2018 Notes when due and payable, and such default continues for a period of 30 days;

(2)	defaults by Workday in the payment of principal of any of the 2018 Notes when the same becomes due and payable at the maturity date, upon any required repurchase, upon declaration of acceleration or otherwise;

(3)	failure by Workday to comply with its obligation to convert the 2018 Notes in accordance with the 2018 Indenture upon a holder’s exercise of his, her or its conversion right, and such failure continues for five business days;

(4)	failure by Workday to give a fundamental change notice or a notice of a specified corporate transaction at the time and in the manner provided in the 2018 Indenture;

(5)	failure by Workday to comply with its obligations under the 2018 Indenture with respect to consolidation, merger and sale of assets of Workday;

(6)	failure by Workday to comply with any of its agreements under the 2018 Notes or the 2018 Indenture (other than a covenant or agreement in respect of which a default or breach is specifically addressed in Clauses (1) through (5) above) and such breach continues for a period of 60 days after written notice of such failure is delivered to Workday by the trustee or by holders of 25% or more in aggregate principal amount of the 2018 Notes then outstanding;

(7)	an event of default by Workday or any of its subsidiaries as defined under any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $35,000,000 of Workday and/or any such subsidiary, and such default

(i)	results in such indebtedness becoming due and payable, or

(ii)	constitutes a failure to pay when due (at express maturity, upon acceleration as a result of an event of default or otherwise) the principal or interest of any such indebtedness, if such default or acceleration is not cured, waived or rescinded, as applicable, within 30 days after written notice of such failure to Workday by the trustee or holders of 25% or more in aggregate principal amount of the 2018 Notes then outstanding;

(8)	a final judgment for payment of $35,000,000 or more is rendered against Workday or any of its subsidiaries, and such judgment is not discharged or stayed within 60 days after the right to appeal thereof has expired;

(9)	certain events of bankruptcy, insolvency or reorganization of Workday or any of its significant subsidiaries occurs.

The 2018 Notes are convertible into cash and shares of Class A Common Stock, if any, at an initial conversion rate of 12.0075 shares of Class A Common Stock per $1,000 principal amount of the 2018 Notes, which is equal to an initial conversion price of approximately $83.28 per share of Class A Common Stock subject to adjustment. Prior to the close of business on the business day immediately preceding March 15, 2018, such conversion is subject to the satisfaction of certain conditions set forth below. Upon conversion, holders will receive cash, shares of Class A Common Stock or a combination of cash and shares of Class A Common Stock, at Workday’s election.

Holders of the 2018 Notes who convert their 2018 Notes in connection with a make-whole fundamental change (as defined in the 2018 Indenture) are, under certain circumstances, entitled to an increase in the conversion rate. Additionally, in the event of a fundamental change (as defined in the 2018 Indenture), holders of the 2018 Notes may require Workday to repurchase all or a portion of their 2018 Notes at a price equal to 100% of the principal amount of 2018 Notes, plus any accrued and unpaid interest to, but excluding, the repurchase date.

Holders of the 2018 Notes may convert all or a portion of their 2018 Notes prior to the close of business on the business day immediately preceding March 15, 2018, in multiples of $1,000 principal amount, only under the following circumstances:

•

during any fiscal quarter commencing after the fiscal quarter ending on October 31, 2013 (and only during such fiscal quarter), if the last reported sale price of Class A Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price of the 2018 Notes on each applicable trading day;

•

during the five business day period after any five consecutive trading day period in which the trading price per $1,000 principal amount of the 2018 Notes for each day of that five day consecutive trading day period was less than 98% of the product of the last reported sale price of Class A Common Stock and the conversion rate of the 2018 Notes on such trading day; or

•	upon the occurrence of specified corporate events.

A copy of the 2018 Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The description of the 2018 Notes contained in this Form 8-K is qualified in its entirety by reference to the 2018 Indenture.

2020 Indenture

The 2020 Notes were issued pursuant to an Indenture, dated as of June 17, 2013 (the “2020 Indenture”), between Workday and Wells Fargo Bank, National Association, as trustee. The 2020 Notes are unsecured, unsubordinated obligations of Workday, and interest is payable semiannually in cash at a rate of 1.50% per annum on each January 15 and July 15, beginning on January 15, 2014. The 2020 Notes mature on July 15, 2020 unless repurchased or converted in accordance with their terms prior to such date. Workday may not redeem the 2020 Notes prior to their maturity.

The Indenture includes customary terms and covenants, including certain events of default after which the 2020 Notes may be due and payable immediately. The following events are considered “events of default,” which may result in acceleration of the maturity of the 2020 Notes:

(1)	default by Workday in any payment of interest on any of the 2020 Notes when due and payable, and such default continues for a period of 30 days;

(2)	defaults by Workday in the payment of principal of any of the 2020 Notes when the same becomes due and payable at the maturity date, upon any required repurchase, upon declaration of acceleration or otherwise;

(3)	failure by Workday to comply with its obligation to convert the 2020 Notes in accordance with the 2020 Indenture upon a holder’s exercise of his, her or its conversion right, and such failure continues for five business days;

(4)	failure by Workday to give a fundamental change notice or a notice of a specified corporate transaction at the time and in the manner provided in the 2020 Indenture;

(5)	failure by Workday to comply with its obligations under the 2020 Indenture with respect to consolidation, merger and sale of assets of Workday;

(6)	failure by Workday to comply with any of its agreements under the 2020 Notes or the 2020 Indenture (other than a covenant or agreement in respect of which a default or breach is specifically addressed in Clauses (1) through (5) above) and such breach continues for a period of 60 days after written notice of such failure is delivered to Workday by the trustee or by holders of 25% or more in aggregate principal amount of the 2020 Notes then outstanding;

(7)	an event of default by Workday or any of its subsidiaries as defined under any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $35,000,000 of Workday and/or any such subsidiary, and such default

(i)	results in such indebtedness becoming due and payable, or

(ii)	constitutes a failure to pay when due (at express maturity, upon acceleration as a result of an event of default or otherwise) the principal or interest of any such indebtedness, if such default or acceleration is not cured, waived or rescinded, as applicable, within 30 days after written notice of such failure to Workday by the trustee or holders of 25% or more in aggregate principal amount of the 2020 Notes then outstanding;

(8)	a final judgment for payment of $35,000,000 or more is rendered against Workday or any of its subsidiaries, and such judgment is not discharged or stayed within 60 days after the right to appeal thereof has expired;

(9)	certain events of bankruptcy, insolvency or reorganization of Workday or any of its significant subsidiaries occurs.

The 2020 Notes are convertible into cash and shares of Class A Common Stock, if any, at an initial conversion rate of 12.2340 shares of Class A Common Stock per $1,000 principal amount of the 2020 Notes, which is equal to an initial conversion price of approximately $81.74 per share of Class A Common Stock subject to adjustment. Prior to the close of business on the business day immediately preceding March 15, 2020, such conversion is subject to the satisfaction of certain conditions set forth below. Upon conversion, holders will receive cash, shares of Class A Common Stock or combination of cash and shares of Class A Common Stock, at Workday’s election.

Holders of the 2020 Notes who convert their 2020 Notes in connection with a make-whole fundamental change (as defined in the 2020 Indenture) are, under certain circumstances, entitled to an increase in the conversion rate. Additionally, in the event of a fundamental change (as defined in the 2020 Indenture), holders of the 2020 Notes may require Workday to repurchase all or a portion of their 2020 Notes at a price equal to 100% of the principal amount of 2020 Notes, plus any accrued and unpaid interest to, but excluding, the repurchase date.

Holders of the 2020 Notes may convert all or a portion of their 2020 Notes prior to the close of business on the business day immediately preceding March 15, 2020, in multiples of $1,000 principal amount, only under the following circumstances:

•

during any fiscal quarter commencing after the fiscal quarter ending on October 31, 2013 (and only during such fiscal quarter), if the last reported sale price of Class A Common Stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price of the 2020 Notes on each applicable trading day;

•

during the five business day period after any five consecutive trading day period in which the trading price per $1,000 principal amount of the 2020 Notes for each day of that five day consecutive trading day period was less than 98% of the product of the last reported sale price of Class A Common Stock and the conversion rate of the 2020 Notes on such trading day; or

•	upon the occurrence of specified corporate events.

A copy of the 2020 Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The description of the 2020 Notes contained in this Form 8-K is qualified in its entirety by reference to the 2020 Indenture.

Convertible Note Hedge Transactions (in connection with the 2018 Notes)

On June 11, 2013, concurrently with the pricing of the 2018 Notes, Workday entered into convertible note hedge transactions with respect to its Class A Common Stock (the “2018 Purchased Options”) with each of Morgan Stanley & Co. International plc, Goldman, Sachs & Co. and Barclays Bank PLC (collectively, the “Counterparties”). The 2018 Purchased Options cover, subject to anti-dilution adjustments substantially identical to those in the 2018 Notes, approximately 3.7 million shares of Class A Common Stock and are exercisable upon conversion of the 2018 Notes. The 2018 Purchased Options have an initial strike price that corresponds to the initial conversion price of the 2018 Notes, subject to anti-dilution adjustments substantially similar to those in the Notes. The 2018 Purchased Options will expire upon the maturity of the 2018 Notes, if not earlier exercised. The form of confirmation for the 2018 Purchased Options is attached hereto as Exhibits 99.1 and is incorporated herein by reference. The 2018 Purchased Options are intended to reduce potential dilution to the Class A Common Stock upon any conversion of the 2018 Notes, in the event that the market value per share of the Class A Common Stock, as measured under the 2018 Notes, at the time of exercise is greater than the conversion price of the 2018 Notes. The 2018 Purchased Options are separate transactions, entered into by Workday with the Counterparties, and are not part of the terms of the 2018 Notes. Holders of the 2018 Notes will not have any rights with respect to the 2018 Purchased Options.

Workday used approximately $23.7 million of the net proceeds from the offering of the 2018 Notes to pay the cost of the 2018 Purchased Options (after such cost was partially offset by the proceeds to Workday of the 2018 Warrants (as defined below)).

Warrant Transactions (in connection with the 2018 Notes)

Separately from the 2018 Purchased Options, on June 11, 2013, concurrently with the pricing of the 2018 Notes, Workday entered into warrant transactions to sell to the Counterparties warrants (the “2018 Warrants”) to acquire, subject to anti-dilution adjustments, up to approximately 3.7 million shares of Class A Common Stock at a strike price of approximately $107.96 per share. Workday offered and sold the 2018 Warrants in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. Neither the 2018 Warrants nor the underlying shares of Class A Common Stock issuable upon conversion of the 2018 Warrants have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The form of confirmation for the 2018 Warrants is attached hereto as Exhibit 99.2 and is incorporated herein by reference. If the market value per share of Class A Common Stock exceeds the applicable strike price of the 2018 Warrants, the 2018 Warrants will have a dilutive effect on Workday’s earnings per share. The 2018 Warrants are separate transactions, entered into by Workday with the Counterparties, and are not part of the terms of the 2018 Notes. Holders of the 2018 Notes will not have any rights with respect to the 2018 Warrants. The 2018 Warrants will expire in 2018.

Convertible Note Hedge Transactions (in connection with the 2020 Notes)

On June 11, 2013, concurrently with the pricing of the 2020 Notes, Workday entered into convertible note hedge transactions with respect to its Class A Common Stock (the “2020 Purchased Options”) with each of the Counterparties. The 2020 Purchased Options cover, subject to anti-dilution adjustments substantially identical to those in the 2020 Notes, approximately 2.7 million shares of Class A Common Stock and are exercisable upon conversion of the 2020 Notes. The 2020 Purchased Options have an initial strike price that corresponds to the initial conversion price of the 2020 Notes, subject to anti-dilution adjustments substantially similar to those in the Notes. The 2020 Purchased Options will expire upon the maturity of the 2020 Notes, if not earlier exercised. The form of confirmation for the 2020 Purchased Options is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The 2020 Purchased Options are intended to reduce potential dilution to the Class A Common Stock upon any conversion of the 2020 Notes, in the event that the market value per share of the Class A Common Stock, as measured under the 2020 Notes, at the time of exercise is greater than the conversion price of the 2020 Notes. The 2020 Purchased Options are separate transactions, entered into by Workday with the Counterparties, and are not part of the terms of the 2020 Notes. Holders of the 2020 Notes will not have any rights with respect to the 2020 Purchased Options.

Workday used approximately $21.2 million of the net proceeds from the offering of the 2020 Notes to pay the costs of the 2020 Purchased Options (after such cost was partially offset by the proceeds to Workday of the 2020 Warrants (as defined below)).

Warrant Transactions (in connection with the 2020 Notes)

Separately from the 2020 Purchased Options, on June 11, 2013, concurrently with the pricing of the 2020 Notes, Workday entered into warrant transactions to sell to the Counterparties warrants (the “2020 Warrants”) to acquire, subject to anti-dilution adjustments, up to approximately 2.7 million shares of Class A Common Stock at a strike price of approximately $107.96 per share. Workday offered and sold the 2020 Warrants in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. Neither the 2020 Warrants nor the underlying shares of Class A Common Stock issuable upon conversion of the 2020 Warrants have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The form of confirmation for the 2020 Warrants is attached hereto as Exhibit 99.4 and is incorporated herein by reference. If the market value per share of Class A Common Stock exceeds the applicable strike price of the 2020 Warrants, the 2020 Warrants will have a dilutive effect on Workday’s earnings per share. The 2020 Warrants are separate transactions, entered into by Workday with the Counterparties, and are not part of the terms of the 2020 Notes. Holders of the 2020 Notes will not have any rights with respect to the 2020 Warrants. The 2020 Warrants will expire in 2020.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

4.1	2018 Indenture dated June 17, 2013 between Workday, Inc. and Wells Fargo Bank, National Association.

4.2	2020 Indenture dated June 17, 2013 between Workday, Inc. and Wells Fargo Bank, National Association.

99.1	Form of Convertible Bond Hedge Confirmation (2018)

99.2	Form of Warrant Confirmation (2018)

99.3	Form of Convertible Bond Hedge Confirmation (2020)

99.4	Form of Warrant Confirmation (2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Workday, Inc.

Date: June 17, 2013	By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	2018 Indenture dated June 17, 2013 between Workday, Inc. and Wells Fargo Bank, National Association.

4.2	2020 Indenture dated June 17, 2013 between Workday, Inc. and Wells Fargo Bank, National Association.

99.1	Form of Convertible Bond Hedge Confirmation (2018)

99.2	Form of Warrant Confirmation (2018)

99.3	Form of Convertible Bond Hedge Confirmation (2020)

99.4	Form of Warrant Confirmation (2020)